                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                  May 24, 2004

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

        RHODE ISLAND                                05-0318215
        (STATE  OR OTHER JURISDICTION OF            (IRS EMPLOYER IDENTIFICATION
        INCORPORATION OR ORGANIZATION)              NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(c)      Exhibit

Exhibit no.       Exhibit

99.1              Press Release dated May 24, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 24, 2004, Astro-Med,  Inc. (the "Company") issued a press release in which it disclosed unaudited financial  information related to fiscal 2005 first quarter  consolidated  earnings.  The release also includes  non-GAAP  financial information  for pro forma net income and pro forma net income per diluted share excluding a one-time non-cash tax valuation allowance benefit adjustment for the three-months  ending  May 1, 2004 and a  reconciliation  of net  income  and net income per  diluted  share as  reported  under GAAP.  The  Company's  management believes that the presentation of the pro forma data provides useful information to  investors  as it  eliminates  an unusual one time  benefit to  earnings  and facilitates a better  understanding  of the Company's  results of operations.  A copy of the press release relating to such announcement,  dated May 24, 2004, is attached  hereto as Exhibit 99.1 and is incorporated  herein by reference.

     This information  shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act"),  or incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: May 24, 2004                           ASTRO-MED, INC.

                                             By:   /s/ Joseph P. O'Connell
                                                ------------------------------
                                                       Joseph P. O'Connell
                                                       Vice President, Treasurer
                                                       and Chief Financial Officer

          Exhibit No.                       Exhibit
          -----------                       -------

          99.1                              Press Release Dated May 24, 2004